Exhibit 99.1

IonQ Announces Executive Leadership Evolution

Experienced Public Company Executive Gary Merrill Named Chief Financial Officer,
and Thomas A. Austin Named Chief Accounting Officer

College Park, Md., Nov. 13, 2026 – IonQ (NYSE: IONQ), the world’s leading full-stack quantum platform and foundry, today announced executive leadership changes to position the company for continued growth and advance its path to profitability:

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Gary Merrill, currently Chief Financial Officer of Commvault Systems, Inc., has been appointed Chief Financial Officer, effective early December.
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Thomas A. Austin, former Chief Accounting Officer at Juniper Networks, an HPE company, has been appointed to the newly created position of Chief Accounting Officer, effective immediately.

In connection with these appointments, Inder M. Singh is stepping down from his roles at the company, effective immediately.

“Inder has been in an important role at IonQ both before and since stepping off the board to join the management team,” said Niccolo de Masi, Chairman and CEO of IonQ. “In just the last two years, we have evolved from a quantum computing company pioneer into the world's leading full-stack quantum platform and foundry company. I thank Inder and wish him well in future endeavors.”

Mr. de Masi continued, “Gary and Tom bring extensive public company experience across finance and accounting that will be increasingly important as IonQ continues to scale and hone its long-term path to profitability. Gary’s experience as a public company CFO with deep cybersecurity expertise will be particularly valuable as our quantum computing leadership accelerates and we focus on building the quantum ecosystem.”

Mr. Merrill said, “IonQ is leading the quantum computing industry, and I am excited to join at such a pivotal moment in the company’s history. Throughout my career as an operator, commercial leader and CFO, I have seen firsthand the importance of pairing ambitious growth plans with disciplined financial management. IonQ’s robust balance sheet is a distinct advantage in the quantum industry, giving the company the strength to accelerate its technical and commercial leadership. I look forward to partnering with Niccolo, the leadership team and the finance organization to drive strong execution and long-term value creation for IonQ and its shareholders.”

About Gary Merrill

Mr. Merrill has two decades of executive leadership experience spanning finance, operations and go-to-market and has helped scale Commvault Systems, Inc. (NASDAQ: CVLT) into a global, publicly traded leader in cyber resilience. Most recently, he returned to the role of Chief Financial Officer in April 2026, after serving as

Exhibit 99.1

the company’s Chief Commercial Officer from 2024 to 2026. As Chief Commercial Officer, he led Commvault’s global sales and partner organizations, driving sustained double-digit annual recurring revenue growth and rapid expansion of its SaaS business. During his first tenure as Chief Financial Officer, from 2022 to 2024, he transformed the finance organization, accelerated the company’s successful transition to a durable, high-growth subscription and SaaS business model and built relationships with the investment community. He also served as Chief Business Operations Officer and Chief Accounting Officer earlier in his tenure at Commvault.

Mr. Merrill began his career as a Certified Public Accountant in the audit practice of Arthur Andersen. He holds a Bachelor of Science in Accounting from Elizabethtown College.

About Thomas A. Austin

Mr. Austin is a seasoned finance and accounting executive with more than three decades of experience in accounting, finance and regulatory compliance. Most recently, he served as Chief Accounting Officer of Juniper Networks, now part of Hewlett Packard Enterprise, where he spent six years leading the company’s accounting, regulatory compliance and global shared services functions, including internal controls, SEC reporting and financial systems. Prior to joining Juniper Networks, he spent 11 years at EMC Corporation and Dell Technologies Inc., where he served as Vice President of Corporate Finance and led a global team responsible for financial reporting and disclosure across the company’s revenue and cost-of-sales cycles. Earlier in his career, Mr. Austin spent seven years as Chief Financial Officer and Treasurer of Arbor Networks. He began his career as a Certified Public Accountant in the audit practice of Coopers & Lybrand, now part of PwC.

Mr. Austin holds an MBA from the Olin Graduate School of Business at Babson College and a Bachelor’s Degree in Public Accounting from Providence College, where he has since served on the Business School Advisory Council and as an Adjunct Professor of Finance.

About IonQ

IonQ, Inc. [NYSE: IONQ] is the world’s leading quantum platform and foundry - delivering integrated quantum solutions across computing, networking, sensing, and security. IonQ’s newest generation of quantum computers, the Superion, is the latest in a line of cutting-edge systems. Earlier systems have helped customers and partners including Amazon Web Services, AstraZeneca, and NVIDIA achieve a 20x performance increase over previous quantum solutions and accelerate innovation in drug discovery, materials science, financial modeling, logistics, cybersecurity, and defense. In 2025, the company achieved 99.99% two-qubit gate fidelity, setting a world record in quantum computing performance.

Exhibit 99.1

Headquartered in College Park, Maryland, IonQ has operations across North America, Latin America, EMEA, and APAC. Our quantum computing services have been available through all major cloud providers since 2021, while we also meet the needs of networking and sensing customers across land, sea, air, and space. IonQ is making quantum platforms more accessible and impactful than ever before. Learn more at IonQ.com.

Note to Investors Regarding Forward-Looking Statements

This press release contains forward-looking statements. All statements contained in this press release other than statements of historical fact are forward-looking statements, including statements regarding our ability to continue growing and scaling, drive to profitability, accelerate our roadmap, capitalize on the growing demand for quantum, execute and create value for shareholders, the future of our quantum computing leadership and our ability to integrate our portfolio of quantum technologies. In some cases, you can identify these statements by forward-looking words such as "pending," "look forward," "accelerate," "anticipate," "expect," "suggest," "plan," "believe," "intend," "estimate," "target," "project," "should," "could," "would," "may," "will," "forecast," "confident," "position," "become," "on track," "ensure," "ongoing" and other similar expressions. These statements are only predictions based on our expectations and projections about future events as of the date of this press release and are subject to a number of risks, uncertainties and assumptions that may prove incorrect, any of which could cause actual results to differ materially from those expressed or implied by such statements, including, among others, those described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission, or SEC, and in our Quarterly Report on Form 10-Q for the quarters ended June 30, 2026 and September 30, 2026 filed with the SEC. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement we make. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. Except as otherwise required by law, we undertake no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

IonQ Media Contact:

media@ionq.co

IonQ Investor Contact:

investors@ionq.co